Exhibit 32.2

                                Certification of
                         Co-Chief Executive Officer and
                           Chief Financial Officer of
                           Quest Resource Corporation

      I, Jerry D. Cash, Co-Chief Executive Officer and Chief Financial Officer of Quest Resource Corporation, hereby certify, in accordance with 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2003, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2003, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Quest Resource Corporation.


Date:  September 15, 2003


                               By:  /s/ JERRY D. CASH
                                    -------------------------------
                                    Jerry D. Cash
                                    Co-Chief Executive Officer
                                    and
                                    Chief Financial Officer